UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011 (April 14, 2011)

SINOBIOMED INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-51815

Delaware	20-1945139
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Room 4304, 43/F China Resources Building
26 Harbour Road, Wan Chai
Hong Kong, SAR
People’s Republic of China
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (+852) 2511-0238

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 14, 2011, we dismissed Schumacher & Associates, Inc. as our independent registered public accounting firm. On the same date, we approved and authorized the engagement of the accounting firm of Burr Pilger Mayer, Inc. as our new independent registered public accounting firm.

Schumacher & Associates, Inc.’s (“S&A”) report on our financial statements dated March 31, 2011 for the two most recent fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that S&A’s report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2010 and 2009 through the effective date of dismissal on April 14, 2011, there were no disagreements, resolved or not, with S&A on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of S&A would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the two most recent fiscal years ended December 31, 2010 and 2009 through the effective date of dismissal of S&A on April 14, 2011, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided S&A with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree.  The letter from S&A dated April 14, 2011 is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended December 31, 2010 and 2009, through the effective date of appointment of Burr Pilger Mayer, Inc. on April 14, 2011, we had not, nor had any person on our behalf, consulted with Burr Pilger Mayer, Inc. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Burr Pilger Mayer, Inc. provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

 (d)              Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Schumacher & Associates, Inc., dated April 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOBIOMED INC.

By:	/s/ George Yu
Name:	George Yu
Title:	President and Director

Date: April 15, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
16.1	Letter from Schumacher & Associates, Inc., dated April 14, 2011	5